                                                                     Exhibit 24

                                POWER OF ATTORNEY

                            NYNEX CableComms Group PLC
                            NYNEX CableComms Group Inc.

The undersigned, acting in the capacity or capacities stated opposite their respective names below, hereby severally constitute and appoint John F. Killian, Paul H. Repp and Graham L. Robertson, and each of them, with full power to act alone, our true and lawful attorneys and agents to do any and all acts and things and to execute any and all instruments which they deem necessary or advisable to enable NYNEX CableComms Group PLC, a public limited company incorporated under the laws of England and Wales, and NYNEX CableComms Group Inc., a Delaware company (collectively, the "Companies"), to comply with the Securities Exchange Act of 1934, as amended, and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing under Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, of the Companies' Annual Report on Form 10-K for the year ended December 31, 1996, and any amendments thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign the name of each of the Companies and the names of the undersigned directors and officers in the capacities indicated below to such annual Report and any amendment thereto.

Signature                       Title with Each of the Companies                Date
---------                       --------------------------------                ----
/s/ Richard W. Blackburn
-------------------------                                                      March 13, 1997
Richard W. Blackburn            Chairman and Director

/s/ John L. Rennocks
-------------------------                                                      March 14, 1997
John L. Rennocks                Deputy Chairman and Director

/s/ John F. Killian
-------------------------                                                      March 13, 1997
John F. Killian                 President and Chief Executive Officer
                                (Principal Executive Officer) and Director
/s/ Graham L. Robertson
-------------------------
Graham L. Robertson             Acting Chief Financial Officer                 March 13, 1997
                                (Principal Financial and Accounting Officer)
/s/ Robert T. Anderson
-------------------------                                                      March 14, 1997
Robert T. Anderson              Director

/s/ Jeffrey A. Bowden
-------------------------                                                      March 14, 1997
Jeffrey A. Bowden               Director

/s/ Sir Bryan Carsberg
-------------------------                                                      March 19, 1997
Sir Bryan Carsberg              Director

/s/ Sir Michael Checkland
-------------------------                                                      March 13, 1997
Sir Michael Checkland           Director

/s/ Nicholas P. Mearing-Smith
-----------------------------                                                  March 13, 1997
Nicholas P. Mearing-Smith       Director

/s/ Mel Meskin
-------------------------                                                      March 14, 1997
Mel Meskin                      Director